UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2011 (July 1, 2011)

Business Development Corporation of America
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-166636	27-2614444
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2011, Business Development Corporation of America (the “Company”) filed Articles of Amendment and Restatement (the “Amended and Restated Articles”) with the State Department of Assessments and Taxation of Maryland. Below is a summary of the changes in the Amended and Restated Articles:

•
Section 4.1 was amended to increase the number of directors to five and to specify that (i) directors may be elected to an unlimited number of successive terms, (ii) that a majority of directors must be independent and not an “interested person” as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940 and (iii) the Company elects, under Section 3-804(c) of the Maryland General Corporation Law, that any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office.

•
Section 4.2 was added to specify that certain extraordinary actions shall be effective and valid if declared advisable and taken or approved by the board of directors, and approved by the affirmative vote of holders of shares of stock entitled to cast a majority of all the votes entitled to be cast on the matter.

•
Section 4.4 was added to specify that holders of stock entitled to cause a majority of the votes entitled to be case at the meeting shall constitute a quorum unless applicable law requires approval by separate vote of one or more class of stock in which case the holders of stock to cast a majority of the votes entitled to be cast by each such class shall constitute a quorum.

•	Section 4.6 was added to specify that stockholders have no appraisal rights unless the board of directors determines such rights shall apply.

•	Section 4.7 was added to specify that the determination of the board of directors with respect to certain matters is final and conclusive.

•	Section 4.8 was added to specify that the board of directors may generally remove members of the board of directors by the affirmative vote of a majority of directors.

•
Section 5.1 was added to specify that the Company has the authority to issue 500,000,000 shares of stock, of which 450,000,000 shares are classified as common stock, $0.001 par value per share (“Common Stock”) and 50,000,000 shares are classified as preferred stock, $0.001 par value per share (“Preferred Stock”).

•
Section 5.2 was added to specify that, except as may otherwise be specified in the terms of any class or series of Common Stock, each share of Common Stock shall entitle the holder thereof to one vote. In addition, each holder of Common Stock shall be entitled to receive, ratably with each other holder of Common Stock, that portion of the assets available for distribution as the number of outstanding shares of stock of such class held by such holder bears to the total number of outstanding shares of stock of such class then outstanding. The board of directors may also classify or reclassify any unissued shares of Common Stock from time to time, in one or more classes or series of Common Stock or Preferred Stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the stock.

•
Section 5.4 was added to specify that prior to issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (i) designate that class or series to distinguish it from all other classes and series of stock of the Company; (ii) specify the number of shares to be included in the class or series; (iii) set or change, subject to the express terms of any class or series of stock of the Company outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland.

•
Section 5.5 was added to specify that Company shall not have authority to make arrangements for deferred payments on account of the purchase price of the Company’s stock unless certain conditions are met.

•
Section 5.6 was added to require that (i) the investment adviser to the Company shall cause the Company to provide adequate reserves for normal repairs, replacements and contingencies and (ii) the Company shall, subject to certain requirements, provide for a distribution to stockholders on at least a quarterly basis.

•	Section 5.7 was added to allow the board of directors to amend the bylaws of the Company.

•
Section 5.8 was added to specify that any distribution reinvestment plan of the Company must be operated in accordance with federal and state securities laws. No sales commissions or fees may be deducted directly or indirectly from reinvested funds by the Company. The reinvestment funds must be invested into common stock of the Company. Where required by law, investors must receive a prospectus which is current as of the date of each reinvestment. The soliciting dealers must assume responsibility for blue sky compliance and performance of due diligence responsibilities and must also contact investors to ascertain whether the investors continue to meet the applicable state’s suitability standards.

•
Section 6.2 was added to require that the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter shall be necessary to effect certain amendments to the Articles of Incorporation and to dissolve the Company.

•
Section 7.1 was added to specify that no stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Company’s s assets or the affairs of the Company by reason of being a stockholder.

•
Section 7.2 was added to specify that, subject to any limitation set forth under Maryland law or the federal securities laws, no present or former director or officer of the Company shall be liable to the Company or its stockholders for money damages.

•
Section 7.3 was added to specify that, subject to any limitations set forth under Maryland law or the federal securities laws or otherwise in the Amended and Restated Articles, the Company will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to officers, directors and other agents of the Company who are made a party to a proceeding because of their service to the Company.

•
Section 7.4 was added to specify that the Company may not indemnify any person unless all of the following conditions are met: (i) the indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company;  (ii) the indemnitee was acting on behalf of or performing services for the Company; (iii)  such liability or loss was not the result of negligence or misconduct, in the case that the indemnitee is a director, the investment adviser, or an affiliate of the investment adviser;  and (iv) such indemnification or agreement to hold harmless is recoverable only out of net assets of the Company and not from the stockholders. Notwithstanding anything to the contrary contained in the Amended and Restated Articles, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an indemnitee unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the indemnitee or (iii) a court of competent jurisdiction approves a settlement.

•
Section 7.5 was added to specify that neither the stockholders nor the directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being stockholders, directors, officers, employees or agents of the Company, and all persons shall look solely to the Company’s net assets for the payment of any claim under or for the performance of that instrument.

•
Section 8.1 was added to specify that the board of directors may exercise broad discretion in allowing the investment adviser of the Company to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the board of directors. In addition Section 8.1 specifies that the board of directors is responsible for determining that compensation paid to the investment adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the investment advisory agreement are being carried out, including, but not limited to, ensuring that (i) the expenses incurred are reasonable in light of the investment performance of the Company, its net assets and its net income, and (ii) the percentage of gross proceeds of any offering committed to investment in assets is at least 82%.

•
Section 8.2 was added to specify that the investment adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the investment adviser’s immediate possession or control.

•
Section 8.3 was added to specify that any investment advisory agreement may be terminated at any time, without the payment of any penalty by the investment adviser upon 120 days’ written notice to the Company. Upon termination, the investment adviser shall promptly (i) deliver to the board of directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the board of directors (ii) deliver to the board of directors all assets and documents of the Company then in custody of the investment adviser; and (iii) cooperate with the Company to provide an orderly management transition.

•
Section 8.6 and 8.7 were added to specify that the Company may reimburse the investment adviser, at the end of each fiscal quarter, for the actual cost of goods and services used for or by the Company and obtained from a person other than the investment adviser’s affiliates. The investment adviser may also be reimbursed for the administrative services necessary for the prudent operation of the Company. Excluded from the allowable reimbursement shall be: (i) rent or depreciation, utilities, capital equipment and other administrative items of the investment adviser; and (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of the investment adviser.

•	Section 8.8 was added to specify that the investment adviser shall not be granted an exclusive right to sell or exclusive employment to sell assets for the Company.

•
Sections 8.9 and 8.10 were added to prohibit certain rebates, kickbacks and reciprocal arrangements involving the investment adviser and to prohibit the Company’s funds from being commingled with the funds of another entity.

•
Section 8.11 was added to require certain reports to stockholders including (i) an annual report and quarterly reports required by the Securities Exchange Act of 1934; (ii) certain reports detailing reimbursements to the investment adviser, and (iii) any information necessary for stockholders to prepare their federal income taxes.

•
Section 9.1 was added to specify that the independent directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of the Company.

•	Section 9.2 was added to specify certain limits on the Company’s ability to invest in joint ventures with affiliates and non-affiliates.

•
Section 9.3 was added to specify that, in addition to the services to be provided under the investment advisory agreement, the Company may accept goods or other services provided by the investment adviser provided that certain conditions are met including, but not limited to: (i) the investment adviser can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the investment adviser and its affiliates in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the investment adviser on behalf of the Company in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws; and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.

•
Sections 10.1 and 10.2 were added to specify that, subject to certain exceptions, the Company shall not purchase or lease assets in which the investment adviser or its affiliate has an interest or sell assets to an investment adviser or its affiliate unless all of the following conditions are met: (i) the transaction occurs at the formation of the Company and is fully disclosed to the stockholders in the prospectus or in a periodic report; and (ii) the assets are sold or leased upon terms that are fair and reasonable to the Company.

•
Section 10.3 was added to specify that, except for the advancement of funds pursuant to indemnification obligations, no loans, credit facilities, credit agreements or otherwise shall be made by the Company to the investment adviser or any affiliate thereof.

•
Section 10.6 was added to specify that, on financing made available to the Company by the investment adviser, the investment adviser may not receive interest in excess of the lesser of the investment adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose.

•
Section 11.1 was added to specify that, subject to the provisions of any class or series of stock then outstanding and the mandatory provisions of any applicable laws or regulations, the stockholders may, upon the affirmative vote of stockholders entitled to cast a majority (or such other percentage as required by the Articles) of all the votes entitled to be cast on the matter, and without the necessity for concurrence by the investment adviser: (i) amend the charter; (ii) dissolve the Company; (iii) remove the investment adviser and elect a new investment adviser; or (iv) approve or disapprove the sale of all or substantially all of the assets of the Company when such sale is to be made other than in the ordinary course of the Company’s business. Without approval of holders of a majority of shares entitled to vote on the matter, the Company shall not permit the investment adviser to: (i) amend the charter in a manner that adversely affects the interests of the stockholders; (ii) except as otherwise allowed by Section 8.3 of the Amended and Restated Articles, permit the investment adviser to voluntarily withdraw as the investment adviser unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the stockholders; (iii) appoint a new investment adviser; (iv) sell all or substantially all of the assets of the Company when such sale is to be made other than in the ordinary course of the Company’s business; or (v) cause the merger or similar reorganization of the Company.

•
Section 11.2 was added to specify that any stockholder and any designated representative thereof shall be permitted access to the records of the Company, to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge.

•
Section 11.4 was added to specify that, if any person makes a tender offer, including, without limitation, a “mini-tender” offer, such person must comply with all of the provisions set forth in Regulation 14D of the 1934 Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding shares of stock of the Company; provided, however, that, unless otherwise required by the 1934 Act, such documents are not required to be filed with the SEC.

•
Section 11.5 was added to specify that, in the event of a stockholder’s death or disability (as defined in the Amended and Restated Articles), the Company shall have the right, in its sole and absolute discretion, to repurchase such stockholder’s shares of Common Stock, upon the stockholder presenting such shares for repurchase; provided, however, that no such stockholder or such stockholder’s estate shall be obligated to present any such shares for repurchase.

•
Section 12.1 was added to specify that, in connection with any proposed roll-up transaction, an appraisal of all of the Company’s assets shall be obtained from a competent independent expert. If the appraisal will be included in a prospectus used to offer the securities of a roll-up entity, the appraisal shall be filed with the SEC and the states as an exhibit to the registration statement for the offering. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed roll-up transaction.

•	Article XIII was added to define certain key terms used in the Amended and Restated Articles.

The foregoing description of the Amended and Restated Articles does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Articles attached hereto as Exhibit 3.1 and which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Articles of Amendment and Restatement filed July 1, 2011.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: July 8, 2011	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the board of directors